Exhibit 99.1

NOT FOR RELEASE OR DISTRIBUTION TO ANY PERSON LOCATED OR RESIDENT IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS ANNOUNCEMENT.

Contacts:	Michael Mitchell (Media) +1-847-646-4538 news@kraftfoods.com	Christopher M. Jakubik (Investors) +1-847-646-5494 ir@kraftfoods.com

KRAFT FOODS ANNOUNCES

SUCCESSFUL COMPLETION OF EXCHANGE OFFERS

NORTHFIELD, Ill. – July 17, 2012 – Kraft Foods Inc. (NASDAQ: KFT) (“Kraft Foods”) announced today the successful completion of its previously announced offers to exchange (the “Exchange Offers”) its existing 6.500% Notes due 2040, 6.875% Notes due 2039, 6.875% Notes due 2038, 7.000% Notes due 2037, 6.500% Notes due 2031, 5.375% Notes due 2020, 6.125% Notes due August 2018 and 6.125% Notes due February 2018 (collectively, the “Existing Notes”) for up to $3.6 billion aggregate principal amount of new 6.500% Notes due 2040, 6.875% Notes due 2039, 5.375% Notes due 2020 and 6.125% Notes due 2018 (collectively, the “New Notes”) to be issued by Kraft Foods’ wholly owned subsidiary, Kraft Foods Group, Inc. (“Kraft Foods Group”), and, as applicable, cash. The Exchange Offers expired at 11:59 p.m., New York City time, on July 16, 2012 (the “Expiration Date”).

The settlement date for the Exchange Offers will occur promptly following the Expiration Date and is expected to occur tomorrow, July 18, 2012.

Kraft Foods has accepted for exchange (i) $787,506,000 principal amount of its 6.500% Notes due 2040 (representing 100% of such Existing Notes validly tendered and not validly withdrawn); (ii) $234,052,000 principal amount of its 6.875% Notes due 2039 (representing 100% of such Existing Notes validly tendered and not validly withdrawn); (iii) $290,492,000 principal amount of its 6.875% Notes due 2038 (representing 100% of such Existing Notes validly tendered and not validly withdrawn); (iv) $185,512,000 principal amount of its 7.000% Notes due 2037 (representing 100% of such Existing Notes validly tendered and not validly withdrawn); (v) $171,027,000 principal amount of its 6.500% Notes due 2031 (representing 100% of such Existing Notes validly tendered and not validly withdrawn); (vi) $900,040,000 principal amount of its 5.375% Notes due 2020 (representing approximately 52% of such Existing Notes validly tendered and not validly withdrawn); (vii) $438,543,000 principal amount of its 6.125% Notes due August 2018 (representing 100% of such Existing Notes validly tendered and not validly withdrawn); and (viii) $596,125,000 principal amount of its 6.125% Notes due February 2018 (representing approximately 74% of such Existing Notes validly tendered and not validly withdrawn). Where applicable, the amount of Existing Notes accepted for exchange will be prorated based on the terms and conditions of the Exchange Offers.

Pursuant to the Exchange Offers, Kraft Foods will deliver, in addition to the cash, if any, payable under the terms of the Exchange Offers, (i) $787,483,000 principal amount of new 6.500% Notes due 2040 issued by Kraft Foods Group for the tendered 6.500% Notes due 2040 accepted for exchange; (ii) $877,860,000 principal amount of new 6.875% Notes due 2039 issued by Kraft Foods Group for the tendered 6.875% Notes due 2039, 6.875% Notes due 2038, 7.000% Notes due 2037 and 6.500% Notes due 2031 accepted for exchange; (iii) $900,000,000 principal amount of new 5.375% Notes due 2020 issued by Kraft Foods Group for the tendered 5.375% Notes due 2020 accepted for exchange; and (iv) $1,034,657,000 principal amount of new 6.125% Notes due 2018 issued by Kraft Foods Group for the tendered 6.125% Notes due August 2018 and 6.125% Notes due February 2018 accepted for exchange.

The New Notes have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements including regarding the timing of the Exchange Offers. The word “expect” and similar expressions are intended to identify the forward-looking statements. These forward-looking statements involve risks and uncertainties, many of which are beyond Kraft Foods’ control, and important factors could cause Kraft Foods’ actual results to differ materially from those in the forward-looking statements. For additional information on factors that could affect the forward-looking statements, see Kraft Foods’ risk factors, as they may be amended from time to time, set forth in Kraft Foods’ filings with the SEC, its most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Kraft Foods disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release except as required by applicable law or regulation.

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